
                                                        LIST OF APPLICANTS
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
                                                                 Tax / Federal ID                          Date and Time
      Entity                                                     Number                Case Number         Petition Filed
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
1.    Enron Metals & Commodity Corp.                             13-3910153            01-16033            12/2/01 4:28 am
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
2.    Enron Corp.                                                47-0255140            01-16034            12/2/01 4:56 am
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
3.    Enron North America Corp.                                  76-0318139            01-16035            12/2/01 5:07 am
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
4.    Enron Power Marketing, Inc.                                76-0413675            01-16036            12/2/01 5:22 am
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
5.    PBOG Corp.                                                 76-0698198            01-16037            12/2/01 5:32 am
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
6.    Smith Street Land Company                                  76-0348670            01-16038            12/2/01 5:40 am
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
7.    Enron Broadband Services, Inc.                             93-1205987            01-16039            12/2/01 5:51 am
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
8.    Enron Energy Services Operations, Inc.                     76-0551327            01-16040            12/2/01 6:02 am
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
9.    Enron Energy Marketing Corp.                               94-3240290            01-16041            12/2/01 6:14 am
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
10.   Enron Energy Services, Inc.                                76-0551325            01-16042            12/2/01 6:23 am
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
11.   Enron Energy Services, LLC                                 52-2074178            01-16043            12/2/01 6:40 am
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
12.   Enron Transportation Services Company                      76-0323922            01-16044            12/2/01 6:50 am
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
13.   BAM Leasing Company (correct legal entity BAM Lease        76-0673771            01-16045            12/2/01 7:03 am
      Company)
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
14.   ENA Asset Holdings L.P.                                    76-0629563            01-16046            12/2/01 7:13 am
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
15.   Enron Gas Liquids, Inc.                                    76-0193183            01-16048            12/3/01 4:08 am
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
16.   Enron Global Markets LLC                                   47-0255140/1          01-16076            12/4/01 11:00 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
17.   Enron Net Works LLC                                        76-0255140/2          01-16078            12/4/01 11:21 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
18.   Enron Industrial Markets LLC                               76-0255140/3          01-16080            12/4/01 11:33 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
19.   Operational Energy Corp.                                   95-4168461            01-16109            12/6/01 11:19 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
20.   Enron Engineering & Construction Company                   76-0172740            01-16110            12/6/01 11:26 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
21.   Enron Engineering & Operational Services Company           52-2328736            01-16111            12/6/01 11:32 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
22.   Garden State Paper Company, LLC                            76-0684706/4          01-16280            12/17/01 4:08 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------


--------------------------
1    Enron Corp.'s ID - treated as a division of its single member owner for FIT purposes

2 Enron Corp.'s ID - treated as a division of its single member owner for FIT purposes

3 Enron Corp.'s ID - treated as a division of its single member owner for FIT purposes

4 Sundance Industrial Partners, L.P.'s ID - Treated as a division of its single member owner for FIT purposes


                                                                        1



----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
                                                                 Tax / Federal ID                          Date and Time
      Entity                                                     Number                Case Number         Petition Filed
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
23.   Palm Beach Development Company, L.L.C.                     76-0318139/5          01-16319            12/18/01 7:18 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
24.   Tenant Services, Inc.                                      52-2205414            01-16428            12/20/01 11:43 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
25.   Enron Energy Information Solutions, Inc.                   25-1642266            01-16429            12/21/01 12:19 am
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
26.   EESO Merchant Investments, Inc.                            52-2310215            01-16430            12/21/01 12:50 am
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
27.   Enron Federal Solutions, Inc.                              76-0571895            01-16431             12/21/01 1:04 am
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
28.   Enron Freight Markets Corp.                                36-4308789            01-16467            12/21/01 11:13 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
29.   Enron Broadband Services, L.P.                             93-1311605            01-16483            12/24/01 2:16 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
30.   Enron Energy Services North America, Inc.                  94-2331224            02-10007            01/02/02 6.45 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
31.   Enron LNG Marketing LLC                                    51-0406201/6          02-10038            01/04/02 6:36 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
32.   Calypso Pipeline, LLC                                      76-0486649/7          02-10059            01/07/02 9:07 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
33.   Enron Global LNG LLC                                       76-0486649/8          02-10060            01/07/02 9:09 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
34.   Enron International Fuel Management Company                76-0616051            02-10061            01/07/02 9:16 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
35.   Enron Natural Gas Marketing Corp.                          76-0481290            02-10132            01/11/02 9:31 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
36.   ENA Upstream Company LLC                                   76-0318139/9          02-10232            01/17/02 4:28 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
37.   Enron Liquid Fuels, Inc.                                   76-0387023            02-10252            01/18/02 7:30 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
38.   Enron LNG Shipping Company                                 none/10               02-10346            01/24/02 8:52 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
39.   Enron Property & Services Corp.                            76-0487744            02-10464            02/01/02 2:34 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
40.   Enron Capital & Trade Resources International Corp.        76-0482792            02-10613            02/11/02 7:34 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
41.   Enron Communications Leasing Corp.                         76-0611232            02-10632            02/12/02 5:31 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
42.   Enron Wind Corp.                                           77-0085374            02-10743            02/20/02 7:32 am
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
43.   Enron Wind Systems, Inc.                                   95-3595766            02-10747            02/20/02 8:08 am
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
44.   Enron Wind Energy Systems Corp.                            77-0086291            02-10748            02/20/02 8:40 am
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
45.   Enron Wind Maintenance Corp.                               77-0397106            02-10751            02/20/02 9:21 am
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
46.   Enron Wind Constructors Corp.                              77-0102514            02-10755            02/20/02 9:54 am
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
47.   EREC Subsidiary I, LLC (Enron Wind Systems, LLC as of      76-0514761/1          02-10757            02/20/02 11:11 am
      4/19/02)
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
48.   EREC Subsidiary II, LLC (Enron Wind Constructors LLC as    76-0514761/11         02-10760            02/20/02 12:21 pm
      of 4/19/02)
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
49.   EREC Subsidiary III, LLC (Enron Wind Energy Systems LLC    76-0514761/11         02-10761            02/20/02 1:26 pm
      as of 4/19/02)
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
50.   EREC Subsidiary IV, LLC (Enron Wind Maintenance LLC as     76-0514761/11         02-10764            02/20/02 2:00 pm
      of 4/19/02)
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------


--------------------------
5    ENA's I.D. - treated as a division for FIT purposes

6    Treated as a partnership for tax purposes

7    same as parent Atlantic Commercial Finance Inc

8    same as parent Atlantic Commercial Finance Inc

9    ENA's ID - treated as a division for FIT purposes

10   This entity is a Cayman Islands company, and therefor, has no tax ID.

11 EREC's ID-treated as a division of its single member owner for FIT purposes.


                                                                        2



----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
                                                                 Tax / Federal ID                          Date and Time
      Entity                                                     Number                Case Number         Petition Filed
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
51.   EREC Subsidiary V, LLC (Enron Wind LLC as of 4/19/02)      76-0514761/11         02-10766            02/20/02 2:38 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
52.   Intratex Gas Company                                       74-1652491            02-10939            03/01/02 5:02 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
53.   Enron Processing Properties, Inc.                          76-0531858            02-11123            03/12/02 6:08 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
54.   Enron Methanol Company                                     76-0266729            02-11239            03/18/02 4:18 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
55.   Enron Ventures Corp.                                       76-0525820            02-11242            03/18/02 4:47 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
56.   Enron Mauritius Company                                    none/12               02-11267            03/19/02 6:00 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
57.   Enron India Holdings Ltd.                                  none/13               02-11268            03/19/02 6:18 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
58.   Offshore Power Production C.V.                             none/14               02-11272            03/20/02 12:00 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
59.   The New Energy Trading Company                             76-0696361            02-11824            04/16/02 8:19 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
60.   EES Service Holdings, Inc.                                 52-2343627            02-11884            04/18/02 5:54 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
61.   Enron Wind Development LLC                                 76-0514751/11         02-12104            05/01/02 7:15 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
62.   ZWHC LLC                                                   76-0514751/1          02-12105            05/01/02 7:47 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
63.   Zond Pacific, LLC                                          76-0514751/11         02-12106            05/01/02 8:25 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
64.   Enron Reserve Acquisition Corp.                            76-0323755            02-12347            05/16/02 6:01 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
65.   National Energy Production Corporation (EPC Estate         76-0540797            02-12398            05/20/02 1:35 pm
      Services, Inc. as of 9/18/02)
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
66.   Enron Power & Industrial Construction Company              52-2267528            02-12400            05/20/02 1:49 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
67.   NEPCO Power Procurement Company                            52-2310299            02-12402            05/20/02 2:00 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
68.   NEPCO Services International, Inc.                         52-2084929            02-12403            05/20/02 2:11 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
69.   San Juan Gas Company, Inc.                                 76-0318139/15         02-12902            06/12/02 0:58 am
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
70.   EBF LLC                                                    76-0683335/16         02-13702            07/31/02 5:50 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
71.   Zond Minnesota Construction Company LLC                    52-2061866            02-13723            08/01/02 6:09 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
72.   Enron Fuels International, Inc.                            76-0400036            02-14046            08/19/02 6:44 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
73.   E Power Holdings Corp.                                     52-2209612            02-14632            09/20/02 7:37 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
74.   EFS Construction Management Services, Inc.                 52-2329005            02-14885            10/02/02 2:34 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
75.   Enron Management, Inc.                                     76-0388554            02-14977            10/07/02 6:33 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
76.   Enron Expat Services, Inc.                                 76-0324317            02-15716            11/14/02 4:41 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
77.   Artemis Associates, LLC                                    76-0567413            02-16441            12/23/02 6:05 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
78.   Clinton Energy Management Services, Inc.                   31-1162118            02-16492            12/26/02 2:46 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------


--------------------------
12   This entity is a Mauritius company, and therefor, has no tax ID.

13   This entity is a Cayman Islands company, and therefor, has no tax ID.

14   This entity is a Netherlands partnership, and therefor, has no tax ID

15   Puerto Rico Tax ID number

16   ENA's I.D. - treated as a division for FIT purposes.


                                                                        3



----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
                                                                 Tax / Federal ID                          Date and Time
      Entity                                                     Number                Case Number         Petition Filed
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
79.   LINGTEC Constructors L.P.                                  98-0203303            03-10106            01/09/03 3:27 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
80.   EGS New Ventures Corp.                                     76-0397088            03-10673            02/05/03 1:58 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
81.   Louisiana Gas Marketing Company                            73-1099802            03-10676            02/05/03 2:57 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
82.   Louisiana Resources Company                                73-0966930            03-10678            02/05/03 3:46 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
83.   LGMI, Inc.                                                 73-1422277            03-10681            02/05/03 4:28 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
84.   LRCI, Inc.                                                 73-1422279            03-10682            02/05/03 5:09 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
85.   Enron Communications Group, Inc.                           91-1799114            03-11364            03/10/03 4:15 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
86.   EnRock Management, LLC                                     91-1952830            03-11369            03/10/03 5:25 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
87.   ECI-Texas, L.P.                                            91-1952832            03-11371            03/10/03 6:03 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
88.   EnRock, L.P.                                               91-1952833            03-11373            03/10/03 6:41 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
89.   ECI-Nevada Corp.                                           93-1262453            03-11374            03/10/03 7:05 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
90.   Enron Alligator Alley Pipeline Company                     76-0651700            03-12088            04/04/03 3:51 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
91.   Enron Wind Storm Lake I LLC                                76-0514751/11         03-13151            05/16/03 4:17 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
92.   ECT Merchant Investments Corp.                             76-0599617            03-13154            05/16/03 4:41 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
93.   EnronOnline, LLC                                           76-0255140/3          03-13155            05/16/03 5:02 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
94.   St. Charles Development Company, L.L.C.                    76-0318139/16         03-13156            05/16/03 5:20 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
95.   Calcasieu Development Company, L.L.C.                      76-0318139/16         03-13157            05/16/03 5:35 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
96.   Calvert City Power I, L.L.C.                               76-0318139/16         03-13158            05/16/03 6:17 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
97.   Enron ACS, Inc.                                            76-0158608            03-13159            05/16/03 6:42 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
98.   LOA, Inc.                                                  76-0158609            03-13160            05/16/03 7:01 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
99.   Enron India LLC                                            none                  03-13234            05/19/03 7:40 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
100.  Enron International Inc.                                   76-486649/17          03-13235            05/19/03 8:03 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
101.  Enron International Holdings Corp.                         76-0395191            03-13236            05/19/03 8:12 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
102.  Enron Middle East LLC                                      76-0486649/17         03-13237            05/19/03 8:31 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
103.  Enron WarpSpeed Services, Inc.                             68-0378827            03-13238            05/19/03 8:43 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
104.  Modulus Technologies, Inc.                                 76-0376050            03-13239            05/19/03 8:53 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
105.  Enron Telecommunications, Inc.                             93-1287862            03-13240            05/19/03 9:05 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
106.  DataSystems Group, Inc.                                    76-0308086            03-13241            05/19/03 9:20 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
107.  Risk Management & Trading Corp.                            76-0539176            03-13259            05/20/03 12:57 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
108.  Omicron Enterprises, Inc.                                  76-0567108            03-13446            05/29/03 3:49 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
109.  EFS I, Inc.                                                25-1754253            03-13447            05/29/03 4:10 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
110.  EFS II, Inc.                                               23-2116617            03-13451            05/29/03 4:42 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
111.  EFS III, Inc.                                              22-3095720            03-13453            05/29/03 5:00 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
112.  EFS V, Inc.                                                51-0363392            03-13454            05/29/03 5:19 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
113.  EFS VI, Inc.                                               22-3310495            03-13457            05/29/03 5:39 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
114.  EFS VII, Inc.                                              51-0363386            03-13459            05/29/03 5:55 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
115.  EFS IX, Inc.                                               51-0363385            03-13460            05/29/03 6:41 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
116.  EFS X, Inc.                                                54-1692585            03-13461            05/29/03 6:59 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
117.  EFS XI, Inc.                                               54-1579059            03-13462            05/29/03 7:31 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
118.  EFS XII, Inc.                                              54-1868064            03-13463            05/29/03 7:47 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------


--------------------------
17   ACFI's ID - treated as a division of its single member owner for FIT purposes.


                                                                        4



----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
                                                                 Tax / Federal ID                          Date and Time
      Entity                                                     Number                Case Number         Petition Filed
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
119.  EFS XV, Inc.                                               25-1644666            03-13465            05/29/03 8:00 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
120.  EFS XVII, Inc.                                             51-0363387            03-13467            05/29/03 8:17 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
121.  Jovinole Associates                                        25-1478670            03-13468            05/29/03 8:47 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
122.  EFS Holdings, Inc.                                         25-1541640            03-13469            05/29/03 8:56 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
123.  Enron Operations Services Corp.                            76-0402581            03-13489            05/30/03 1:17 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
124.  Green Power Partners I LLC                                 76-0514751/11         03-13500            05/30/03 3:12 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
125.  TLS Investors, L.L.C.                                      76-0599617/18         03-13502            05/30/03 3:39 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
126.  ECT Securities Limited Partnership                         76-0577980            03-13644            06/05/03 6:52 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
127.  ECT Securities LP Corp.                                    84-1470756            03-13647            06/05/03 7:05 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
128.  ECT Securities GP Corp.                                    76-0577979            03-13649            06/05/03 7:21 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
129.  KUCC Cleburne, LLC                                         76-0318139/16          03-13862            06/13/03 4:51 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
130.  Enron International Asset Management Corp.                 76-0515860            03-13877            06/13/03 8:00 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
131.  Enron Brazil Power Holdings XI Ltd.                        98-0214759            03-13878            06/13/03 8:22 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
132.  Enron Holding Company L.L.C.                               76-0456367            03-13879            06/13/03 8:32 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
133.  Enron Development Management Ltd.                          none                  03-13880            06/13/03 8:44 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
134.  Enron International Korea Holdings Corp.                   76-0602854            03-13881            06/13/03 8:54 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
135.  Enron Caribe VI Holdings Ltd.                              98-0197192            03-13882            06/13/03 9:42 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
136.  Enron International Asia Corp.                             76-0493058            03-13883            06/13/03 9:52 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
137.  Enron Brazil Power Investments XI Ltd.                     98-0214761            03-13884            06/13/03 10:04 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
138.  Paulista Electrical Distribution, L.L.C.                   52-2158993            03-13885            06/13/03 10:14 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
139.  Enron Pipeline Construction Services Company               47-0624174            03-13915            06/16/03 4:48 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
140.  Enron Pipeline Services Company                            76-0656639            03-13918            06/16/03 5:07 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
141.  Enron Trailblazer Pipeline Company                         47-0624170            03-13919            06/16/03 5:22 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
142.  Enron Liquid Services Corp.                                76-0474342            03-13920            06/16/03 5:34 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
143.  Enron Machine and Mechanical Services, Inc.                76-0588663            03-13926            06/16/03 5:49 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
144.  Enron Commercial Finance Ltd.                              none                  03-13930            06/16/03 6:11 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
145.  Enron Permian Gathering Inc.                               76-0449256            03-13949            06/17/03 3:10 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
146.  Transwestern Gathering Company                             76-0452510            03-13950            06/17/03 3:25 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
147.  Enron Gathering Company                                    76-0452510            03-13952            06/17/03 3:39 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
148.  EGP Fuels Company                                          76-0387024            03-13953            06/17/03 3:56 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
149.  Enron Asset Management Resources, Inc.                     76-0659667            03-13957            06/17/03 4:18 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
150.  Enron Brazil Power Holdings I Ltd.                         98-0171153            3-14053             06/20/03 3:57 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
151.  Enron do Brazil Holdings Ltd.                              98-0202613            03-14054            06/20/03 4:12 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
152.  Enron Wind Storm Lake II LLC                               77-0397105            03-14065            06/20/03 6:45 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
153.  Enron Renewable Energy Corp.                               76-0514751            03-14067            06/20/03 7:00 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
154.  Enron Acquisition III Corp.                                76-0545239            03-14068            06/20/03 7:14 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
155.  Enron Wind Lake Benton LLC                                 95-4654975            03-14069            06/20/03 7:29 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------


--------------------------
18   ECTMI's ID - treated as a division for FIT purposes.


                                                                        5



----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
                                                                 Tax / Federal ID                          Date and Time
      Entity                                                     Number                Case Number         Petition Filed
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
156.  Superior Construction Company                              52-2086470            03-14070            06/20/03 7:41 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
157.  EFS IV, Inc.                                               22-3091119            03-14126            06/20/03 4:57 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
158.  EFS VIII, Inc.                                             25-1013720            03-14130            06/23/03 5:29 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
159.  EFS XIII, Inc.                                             59-0711627            03-14131            06/23/03 6:14 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
160.  Enron Credit Inc.                                          51-0407930            03-14175            06/25/03 7:38 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
161.  Enron Power Corp.                                          76-0275808            03-14176            06/25/03 7:58 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
162.  Richmond Power Enterprise, L.P.                            76-0545245            03-14177            06/25/03 8:06 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
163.  ECT Strategic Value Corp.                                  47-0681394            03-14178            06/25/03 8:18 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
164.  Enron Development Funding Ltd.                             none                  03-14185            06/26/03 1:42 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
165.  Atlantic Commercial Finance Inc.                           76-0486649            03-14223            06/27/03 7:08 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
166.  The Protane Corporation                                    34-0791662            03-14224            06/27/03 7:20 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
167.  Enron Asia Pacific / Africa / China LLC                    none                  03-14225            06/27/03 7:33 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
168.  Enron Development Corp.                                    76-0366259            03-14226            06/27/03 7:44 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
169.  ET Power 3 LLC                                             none                  03-14227            06/27/03 7:55 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
170.  Nowa Sarzyna Holding B.V.                                  98-0218799            03-14228            06/27/03 8:11 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
171.  Enron South America LLC                                    none                  03-14229            06/27/03 8:21 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
172.  Enron Global Power & Pipelines LLC                         76-0456366            03-14230            06/27/03 8:32 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
173.  Portland General Holdings, Inc.                            93-0925597            03-14231            06/27/03 8:45 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
174.  Portland Transition Company, Inc.                          91-1824218            03-14232            06/27/03 9:12 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
175.  Cabazon Power Partners LLC                                 77-0529370            03-14539            07/17/03 5:44 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
176.  Cabazon Holdings LLC                                       none                  03-14540            07/17/03 6:19 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
177.  Enron Caribbean Basin LLC                                  82-0561983            03-14862            07/31/03 3:25 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
178.  Victory Garden Power Partners I LLC                        52-2235734            03-14871            07/31/03 6:00 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
179.  Oswego Cogen Company, LLC                                  none                  03-16566            10/20/03 6:58 pm
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------
180.  Enron Equipment Procurement Company                        76-0452511            03-16882            10/31/03 10:56 am
----- ---------------------------------------------------------- --------------------- ------------------- -------------------------


                                                                        6